Share-Based Compensation	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Share-Based Compensation
NOTE 13. SHARE-BASED COMPENSATION
The Company adopted the 2014 Stock Incentive Plan (the “2014 Plan”) pursuant to which incentive and nonqualified stock options and stock purchase rights to purchase the Company’s common stock may be granted to officers, employees, directors, consultants and service providers.
In connection with the closing of the Business Combination, the Company adopted the 2021 Incentive Award Plan (the “2021 Plan”) under which the Company may grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent. In connection with the effectiveness of the 2021 Plan, no further awards will be granted under the 2014 Plan. Employees, consultants and directors of the Company, and employees and consultants of its subsidiaries, are eligible to receive awards under the 2021 Plan.
The 2021 Plan is administered by the Company’s board of directors, which may delegate its duties and responsibilities to one or more committees of the Company’s directors and/or officers (referred to collectively as the “plan administrator”), subject to the limitations imposed under the 2021 Plan, Section 16 of the Securities Exchange Act of 1934, as amended, stock exchange rules and other applicable laws. The plan administrator has the authority to take all actions and make all determinations under the 2021 Plan, to interpret the 2021 Plan and award agreements and to adopt, amend and repeal rules for the administration of the 2021 Plan as it deems advisable. The plan administrator also has the authority to determine which eligible service providers receive awards, grant awards and set the terms and conditions of all awards under the 2021 Plan, including any vesting and vesting acceleration provisions, subject to the conditions and limitations in the 2021 Plan.
An aggregate of 15,875,574 shares of Talkspace common stock were available for issuance under the 2021 Plan. The maximum number of shares of Talkspace common stock that may be issued pursuant to the exercise of incentive stock options granted under the 2021 Plan is 100,000,000. The aggregate share limit under the 2021 Plan is subject to an annual increase on the first day of each calendar year beginning January 1, 2022 and ending on and including January 1, 2031 by a number of shares equal to the lesser of (i) a number equal to 5% of the aggregate number of shares of Talkspace common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Talkspace common stock as is determined by the Talkspace board of directors. As of December 31, 2021, the number of shares available under the 2021 Plan but not yet awarded, was 8,806,534.
In connection with the closing of the Business Combination, the Company also adopted the 2021 Employee Stock Purchase Plan (the “2021 ESPP”) under which employees of Talkspace and its participating subsidiaries are provided with the opportunity to purchase Talkspace common stock at a discount through accumulated payroll deductions during successive offering periods.

The 2021 ESPP is administered by the compensation committee of the Company’s board of directors (referred to collectively as the “plan administrator”). The plan administrator has the authority to take all actions and make all determinations under the 2021 ESPP, to interpret the 2021 ESPP and to adopt, amend and repeal rules for the administration of the 2021 ESPP as it deems advisable.
As of December 31, 2021, an aggregate of 3,045,115 shares of Talkspace common stock were available for issuance under the 2021 ESPP. In addition, the number of shares of common stock available for issuance under the ESPP will be annually increased on January 1 of each calendar year beginning in 2022 and ending in 2031, by an amount equal to the lesser of (i) 1% of the aggregate number of shares of Talkspace common stock outstanding on the final day of the immediately preceding calendar year and (ii) such smaller number of shares of Talkspace common stock as determined by the Talkspace board of directors. The maximum number of shares of Talkspace common stock that may be granted under the 2021 ESPP is 50,000,000.
All stock-based awards are measured based on the grant date fair value and are generally recognized on a straight-line basis in the Company’s consolidated statement of operations and comprehensive loss over the period during which the employee is required to perform services in exchange for the award (generally requiring a four-year vesting period).
Stock Options
Stock options issued under the Plans generally vest over a four-year period and are exercisable a maximum period of ten years. A summary of the Company’s stock option activity under the 2014 Plan and the 2021 Plan for the year ended December 31, 2021 is as follows:

	Year ended December 31, 2021 (1)
	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value (2) (in thousands)
Outstanding at beginning of year	20,525,332	$0.71	6.76	$153,934
Granted	7,983,650	6.05
Exercised	(3,627,103)	0.58
Forfeited	(5,387,677)	3.82

Outstanding at end of year	19,494,202	$1.95	6.88	$19,214

Exercisable at end of year	14,496,437	$0.84	6.09	$18,358

(1)
Number of options and the weighted average exercise price have been adjusted to reflect the exchange of Old Talkspace’s common stock for Talkspace’s common stock at an exchange ratio of approximately 1.134140 in June 2021 as a result of the Business Combination. See Note 3, “Business Combination” in the notes to the consolidated financial statements for further details.

(2)
The aggregate intrinsic value of options outstanding at end of the year and options exercisable at end of the year does not include 4,459,905 and 515,313 options that are out of the money, respectively.

The weighted average grant-date fair value of stock options granted to employees during the years ended December 31, 2021 and 2020 was $3.81 and $1.92 per share, respectively.
The fair value for options granted for the years ended December 31, 2021, 2020 and 2019 was estimated on the date of grant using a Black-Scholes-Merton options pricing model with the following weighted average assumptions:

	Years ended December 31,
	2021	2020	2019
Dividend yield (1)	0%	0%	0%
Expected volatility (2)	65.00%-75.23%	53.96%-66.55%	59.81%-64.61%
Risk-free interest rate (3)	0.66%-1.39%	0.25%-1.45%	1.59%-2.41%
Expected term (years) (4)	5.27-6.25	5.27-6.08	6.02-6.08

(1)	No dividends were paid during the years ending December 31, 2021, 2020 and 2019.
(2)
The expected volatility was calculated based upon historical stock price movements of similar publicly traded peer companies over the most recent periods ending on the grant date, equal to the expected term of the options, as adequate historical experience is not available to provide a reasonable estimate.

(3)	The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term to the expected term of the options.
(4)	The expected term of options granted is calculated using the simplified method for “plain vanilla” stock options awards.
As of December 31, 2021, there was $17.4 million of total unrecognized compensation cost related to non-vested
options that are expected to be recognized over a period of up to 4 years.
During the year ended December 31, 2021, the Company issued 650,000 warrants with similar terms as the Public Warrants to certain consultants in connection with the Closing of the Business Combination. The Company recognized $0.9 million of expense in connection with these warrants.
Restricted Stock Units
The Company began issuing restricted stock units (“RSUs”) to certain employees and directors of the Company in the fourth quarter of 2021 under the 2021 plan. These RSUs typically vest over a four-year period. The following table summarizes the activity for restricted stock units for the year ended December 31, 2021:

	Year ended December 31, 2021
	Number of restricted stock units	Weighted average grant-date fair value
Nonvested at beginning of year	—	$—
Granted	3,472,106	3.58
Vested	(512,686)	3.58
Forfeited	(629,326)	3.58

Nonvested at end of year	2,330,094	$3.58

As of December 31, 2021, there was $8.2 million of total unrecognized compensation cost related to non-vested
RSUs that are expected to be recognized over a period of up to 3.7 years.
The following table sets forth the total share-based compensation expense related to stock options and restricted stock units included in the respective components of operating expenses in the consolidated statement of operations and comprehensive loss:

	For the Years Ended December 31,
(in thousands)	2021	2020	2019
Research and development, net	$3,102	$229	$768
Clinical Operations	1,711	102	401
Sales and Marketing	6,089	1,568	182
General and administrative	16,503	1,078	2,053

Total stock-based compensation expense	$27,405	$2,977	$3,404

As discussed in Note 3, upon closing of the Business Combination, vested and unvested stock options of Old Talkspace were converted into Talkspace stock options using an exchange ratio of 1.134140. As a result of this modification, the Company recognized $15.2 million in additional share-based compensation expense during the year ended December 31, 2021. Additionally, the unrecognized compensation cost includes $1.5 million of expense related to the modification of unvested stock options in connection with the Business Combination. This cost will be recognized over the vesting period for the respective stock options.
On November 15, 2021, Oren Frank
(co-founder
and former Chief Executive Officer and Director) and Roni Frank
(co-founder
and former Head of Clinical Services and Director) resigned from the Company’s Board of Directors and from all other board, officer and fiduciary positions held with the Company, but agreed to continue to serve as strategic advisors to the Board of Directors for a period of up to six months. Per the terms of their respective Separation and Transition Agreements, Mr. Frank and Ms. Frank will each receive the severance benefits provided for under the Company’s Executive Severance Plan (except that, rather than receiving 12 and 6 months of COBRA reimbursement payments, respectively, Mr. and Ms. Frank will each receive 24 months of COBRA reimbursement payments). In addition, the Company paid up-front
payments of $750,000 to each of Mr. and Ms. Frank as an additional separation payment in recognition of their contributions to the Company as founders and as additional consideration for their continued compliance with their restrictive covenants. All stock options held by Mr. Frank and Ms. Frank that were granted prior to the Business Combination accelerated vesting and will remain exercisable until June 1, 2024, and all stock options granted following the Business Combination were cancelled and forfeited. The vesting of restricted stock units granted after the Business Combination that would have otherwise vested through June 1, 2024 were accelerated and the remainder were cancelled and forfeited. The Company recognized $3.8 million in share-based compensation expense as a result of the modification of Mr. and Ms. Frank equity awards during the fourth quarter of 2021.